UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 25, 2005
Date of Report (date of earliest event reported)

CARRIER ACCESS CORPORATION

(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	000-24597 (Commission File Number)	84-1208770 (I.R.S. Employer Identification Number)

5395 Pearl Parkway
Boulder, Colorado (80301)
(Address of principal executive offices)

(303) 442-5455
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 25, 2005, Carrier Access Corporation issued a press release reporting its financial results for the fourth quarter and fiscal year ended December 31, 2004. The press release is attached as Exhibit 99.1. The information in this is not filed but is furnished to the Securities and Exchange Commission (“SEC”) pursuant to Item 2.02 of Form 8-K.

(c) Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated January 25, 2005, entitled “Carrier Access Reports Fourth Quarter and 2004 Year End Financial Results.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER ACCESS CORPORATION
Date: January 25, 2005	By:	/s/ NANCY PIERCE
Nancy Pierce
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 25, 2005, entitled “Carrier Access Reports Fourth Quarter and 2004 Year End Financial Results.”